                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 May 30, 1995
                Date of Report (Date of earliest event reported)


                           THORN APPLE VALLEY, INC.
             (Exact name of registrant as specified in its charter)


          Michigan                      0-6566                  38-1964066
- ----------------------------        --------------          -------------------
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                     File Number)          Identification No.)

    18700 West Ten Mile Road, Southfield, Michigan                 48075
- -------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code          (810) 552-0700
                                                  -----------------------------

                                Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                                    FORM 8-K


Item 2.  Acquisition or Disposition of Assets.

         On May 30, 1995, Thorn Apple Valley, Inc. ("TAVI"), a Michigan corporation, purchased certain assets of Foodbrands America, Inc., a Delaware corporation and successor by merger to Doskocil Companies Incorporated, a Delaware corporation, Wilson Foods Corporation, a Delaware corporation, Concordia Foods Corporation, a Delaware corporation, Dixie Foods Company, a Delaware corporation, and Shreveport Foods Company, a Delaware corporation (collectively, "Sellers"). In accordance with the terms and conditions of an Asset Purchase Agreement dated as of April 29, 1995, as amended by First Amendment to Asset Purchase Agreement dated as of May 26, 1995 (the "Purchase Agreement"), TAVI acquired substantially all of the assets of Sellers used in their business of producing and marketing perishable food products, including processed meat products consisting of hams, bacon, franks and sausage, through the "Doskocil Retail Division". The assets acquired by TAVI include three manufacturing facilities located in Missouri, Arkansas and Louisiana, machinery, equipment, tools, supplies, inventory, receivables, certain trademarks and trade names, customer purchase orders, a noncompete agreement and goodwill. TAVI will use the assets acquired to conduct the business previously conducted by Sellers.

         The aggregate price for the assets acquired by TAVI was approximately $65.8 million and the assumption of certain liabilities of Sellers. This amount is subject to adjustment based on the actual value, as of May 29, 1995, of certain of the assets and certain of the liabilities assumed. During the next five years, Sellers have the right to receive from TAVI up to an additional $10.0 million (the "Earnout Amount") in respect of the purchased assets pursuant to a formula based on the future aggregate value of the issued and outstanding common stock of TAVI as of certain specified dates. The consideration for the assets was determined through arm's-length negotiations among the parties.

         On May 30, 1995, approximately $65.8 million of the total consideration was paid by wire transfer. The acquisition was financed by borrowings by TAVI under a $42,500,000 Note Agreement by and among TAVI, Allstate Life Insurance Company, Principal Mutual Life Insurance Company and Great-West Life & Annuity Insurance Company and by borrowings by TAVI under a $80,000,000 Credit Agreement by and among TAVI, Cooperatieve Centrale Raiffeisen-Boerleen bank, B.A., Old Kent Bank & Trust Co., National City Bank and Harris Trust Savings Bank. The Earnout Amount will be paid semi-annually during the next five years as it is earned.

                                    FORM 8-K


Item 7.  Financial Statements and Exhibits.

         (a) and (b) Financial Statements and Pro Forma Financial Information.

         TAVI hereby requests a 60-day extension for filing the required audited financial statements and pro forma financial information regarding the acquired assets and business formerly operated by Sellers, because providing such statements and information at this time is impracticable. It is expected that such statements and information will be filed, by amendment, on or before August 14, 1995. TAVI believes that, at this time, it is not appropriate to file any financial statements.

         (c)  Exhibits.


                 2.1 Asset Purchase Agreement, dated as of April 29, 1995, by and among Thorn Apple Valley, Inc., a Michigan corporation and Doskocil Companies Incorporated, a Delaware corporation and Wilson Foods Corporation, a Delaware corporation, Concordia Foods Corporation, a Delaware corporation, Dixie Foods Company, a Delaware corporation and Shreveport Foods Company, a Delaware corporation.

                 2.2 First Amendment to Asset Purchase Agreement dated as of May 26, 1995, by and among Thorn Apple Valley, Inc., a Michigan corporation, Foodbrands America, Inc., a Delaware corporation, successor by merger to Doskocil Companies Incorporated, a Delaware corporation, Wilson Foods Corporation, a Delaware corporation, Concordia Foods Corporation, a Delaware corporation, Dixie Foods Company, a Delaware corporation and Shreveport Foods Company, a Delaware corporation.

                 10.1 Noncompete Agreement, dated May 30, 1995, by Foodbrands America, Inc., a Delaware corporation, Wilson Foods Corporation, a Delaware corporation, Concordia Foods Corporation, a Delaware corporation, Dixie Foods Company, a Delaware corporation and Shreveport Foods Company, a Delaware corporation, in favor of Thorn Apple Valley, Inc., a Michigan corporation.

                 10.2 Supply Agreement, dated May 30, 1995, by and among Wilson Foods Corporation, a Delaware corporation, and Foodbrands America, Inc., a Delaware corporation, Dixie Foods Company, a Delaware corporation and Thorn Apple Valley, Inc., a Michigan corporation.

                 10.3 Transition Service Agreement, dated May 30, 1995, by and between Foodbrands America, Inc., a Delaware corporation, and Thorn Apple Valley, Inc., a Michigan corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THORN APPLE VALLEY, INC.



                                                   By:/s/ LOUIS GLAZIER
                                                      -----------------------
                                                   Louis Glazier
                                                   Executive Vice President
                                                   Finance and Administration


Dated:  June 14, 1995

                               INDEX TO EXHIBITS



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Exhibit
Number                                     Exhibit                           Page No.
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


   2.1 Asset Purchase Agreement, dated as of April 29, 1995, by and among Thorn Apple Valley, Inc., a Michigan corporation and Doskocil Companies Incorporated, a Delaware corporation and Wilson Foods Corporation, a Delaware corporation, Concordia Foods Corporation, a Delaware corporation, Dixie Foods Company, a
                 Delaware corporation and Shreveport Foods Company, a Delaware corporation.

   2.2 First Amendment to Asset Purchase Agreement dated as of May 26, 1995, by and among Thorn Apple Valley, Inc., a Michigan corporation, Foodbrands America, Inc., a Delaware corporation, successor by merger to Doskocil
                 Companies Incorporated, a Delaware corporation,
                 Wilson Foods Corporation, a Delaware corporation,
                 Concordia Foods Corporation, a Delaware corporation,
                 Dixie Foods Company, a Delaware corporation and
                 Shreveport Foods Company, a Delaware corporation.

  10.1           Noncompete Agreement, dated May 30, 1995, by
                 Foodbrands America, Inc., a Delaware corporation,
                 Wilson Foods Corporation, a Delaware corporation,
                 Concordia Foods Corporation, a Delaware corporation,
                 Dixie Foods Company, a Delaware corporation and
                 Shreveport Foods Company, a Delaware corporation, in favor of Thorn Apple Valley, Inc., a Michigan corporation.

  10.2           Supply Agreement, dated May 30, 1995, by and among
                 Wilson Foods Corporation, a Delaware corporation, and
                 Foodbrands America, Inc., a Delaware corporation,
                 Dixie Foods Company, a Delaware corporation and
                 Thorn Apple Valley, Inc., a Michigan corporation.

  10.3 Transition Service Agreement, dated May 30, 1995, by and between Foodbrands America, Inc., a Delaware corporation, and Thorn Apple Valley, Inc., a Michigan corporation.
